EXHIBIT 10.44

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

FIRST AMENDMENT
TO THE
COLLABORATIVE RESEARCH, DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT

THIS FIRST AMENDMENT TO THE COLLABORATIVE RESEARCH, DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT (the “First Amendment”) is made by and between SENOMYX, INC. (“Senomyx”), a Delaware corporation, having a principal place of business at 4767 Nexus Centre Drive, San Diego, CA 92121, and FIRMENICH SA, a Swiss Company, having its principal place of business at 1, route des Jeunes,1211 Geneva 8, Switzerland (“Firmenich”).

WHEREAS, Senomyx and Firmenich entered into that certain Collaborative Research, Development, Commercialization and License Agreement dated as of July 28, 2009 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement in the manner set forth in this First Amendment (capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given such terms in the Agreement).

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

AGREEMENT

1.                                        The parties acknowledge and agree that for purposes of the Agreement, the “first Regulatory Approval of S6973 in the United State” has been achieved.

2.                                        The parties further acknowledge and agree that wherever the phrase “first Regulatory Approval” is used anywhere in the Agreement with respect to any specific country or geography, that notwithstanding anything to the contrary in the Agreement such “first Regulatory Approval” will be deemed to occur when […***…].

3.                                        In consideration for a non-refundable and non-creditable payment by Firmenich to Senomyx of US $2,000,000, which amount shall be paid by not later than November 13, 2009, the parties agree that:

(a)                                  The payment amount set forth in Section 7.1.1(b) of the Agreement shall hereafter be US$8,000,000 instead of US$10,000,000.

(b)                                  The reference to […***…] in Section 7.1.2.1 of the Agreement shall hereafter refer to February 1, 2010; and

***Confidential Treatment Requested

(c)                                  Notwithstanding anything to the contrary in the Agreement, Firmenich’s right to select S6973 for development under the Collaborative Program pursuant to Section 3.1.4 shall expire as of February 1, 2010, subject to the earlier termination of the Agreement, and following such date Firmenich shall have no remaining right to select S6973 for development under the Agreement.

4.                                        The parties acknowledge and agree that Senomyx may disclose the material financial and business terms of this Amendment as contemplated by Section 10.5 of the Agreement. The parties further acknowledge and agree that Senomyx may issue a press release to announce the execution of this Amendment and its material terms, including the nature of the modifications to the Agreement and the amount, timing and other terms of the payments contemplated by this Amendment. […***…] Notwithstanding the foregoing, the content of the press release shall not […***…].

5.                                        Except as specifically amended by this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

6.                                        This First Amendment will be governed by the laws of the State of […***…], as such laws are applied to contracts entered into and to be performed entirely within such State.

7.                                        This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the date of the last signature set forth below.

FIRMENICH SA	FIRMENICH SA

By:	By:

Title:	Title:

Date:	Date:

SENOMYX, INC.

By:	/s/ Kent Snyder
Kent Snyder

Title:	CEO and Chairman

Date:	October 30, 2009

[SIGNATURE PAGE TO FIRST AMENDMENT]

3

IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the date of the last signature set forth below.

FIRMENICH SA		FIRMENICH SA

By:	/s/ Donald Hartman	By:	/s/ Friedrich Busse

Title:	Corp. VP Flavors	Title:	Corp. VP Strategic Development

Date:	30 Oct. 2009	Date:	30 Octobre 2009

SENOMYX, INC.

By:
Kent Snyder

Title:	CEO and Chairman

Date:

[SIGNATURE PAGE TO FIRST AMENDMENT]